Exhibit 10.16

        SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT


     THIS SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT ("Amendment") is executed effective as of, although not necessarily on, the 31st day of December, 1999, by STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture ("Borrower"), whose address is 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78791, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership (formerly Stratus Properties Operating Co., a Delaware general partnership), STRATUS PROPERTIES, INC., a Delaware corporation ("Guarantor"), and COMERICA BANK - TEXAS, a state banking association ("Lender"), as follows:

                      W I T N E S S E T H:

     WHEREAS, as of the 9th day of April, 1999, Borrower and COMERICA BANK-TEXAS, a state banking association ("Lender"), whose address is 1601 Elm Street, 2nd Floor, Dallas, Texas 75201,
Attn: National Real Estate Services, entered into that certain Construction Loan Agreement (the "Agreement"), which Agreement set forth the terms and conditions of a construction loan from Lender to Borrower in the amount of SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($6,600,000.00) ("Loan") for the construction of an office building to be constructed in the City of Austin, County of Travis, Texas, upon the land more fully described in Exhibit A attached hereto; and

     WHEREAS, among other things, as security for the Loan, Stratus Properties Operating Co., L.P. ("Operating Company") executed and delivered to Lender that certain Assignment of Accounts Receivable ("Assignment") dated of even date with the Agreement which assigned to Lender the Proceeds (herein so called) due to Operating Company from the City of Austin pursuant to the Agreement Regarding the Construction of Improvements to the City of Austin's Water System in the Lantana Area ("Austin Water Agreement"), all as more fully described in the Agreement and in the Assignment; and

     WHEREAS, Guarantor executed and delivered that certain limited guaranty ("Guaranty") to Lender in connection with the Loan, all as more fully set forth in the Guaranty from Guarantor dated of even date with the Agreement; and

     WHEREAS, Borrower, Lender and Guarantor entered into that certain Modification Agreement as of the 16th day of August, 1999
(the "Modification Agreement"); and

     WHEREAS, Borrower and Guarantor have now requested that the Proceeds to be paid under the Austin Water Agreement be released from the terms and conditions of the Loan, and the Proceeds due under the Austin Water Agreement be reassigned to Lender in connection with a Related Loan (herein so called) from Lender in the original principal amounts of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) and TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) dated December 16, 1999, wherein STRATUS PROPERTIES INC., a Delaware corporation, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND CORP., a Texas corporation, and AUSTIN 290 PROPERTIES, INC., a Texas corporation, as co-borrower, pledged multiple real properties and other assets of the co-borrowers to Lender; and

     WHEREAS, Guarantor, in consideration for Lender releasing the Proceeds under the Assignment, has agreed to execute and deliver to Lender, in substitution and replacement of the limited Guaranty previously delivered at the time of entering into the Agreement, an unconditional and unlimited guaranty;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower and Lender do hereby amend the Agreement as follows:

     1.     Release  of  Proceeds.   In  consideration  for   the
unconditional and unlimited guaranty executed and delivered simultaneously herewith by STRATUS PROPERTIES INC., Lender hereby terminates the Assignment dated as of the 9th day of April, 1999, from Operating Company and releases its lien on the Proceeds as to this Loan. The parties hereto agree and acknowledge that two
(2) installments, each in the amount of NINE HUNDRED NINETY THOUSAND SIX HUNDRED FORTY-EIGHT DOLLARS AND 46/100 DOLLARS ($990,648.46), are due from the City of Austin under the Austin Water Agreement, the first installment being due and payable as of the date hereof and the remaining installment in a like sum shall be due and payable on or before December 31, 2000, together with any and all additional revenue, income, proceeds, profits and other types of deposits or benefits paid or payable by the City of Austin under the Austin Water Agreement. Operating Company agrees and acknowledges that it shall simultaneously herewith execute an assignment of accounts receivable acceptable to Lender whereby all of its rights and remedies under the Austin Water Agreement shall be re-assigned to Lender under the Related Loan, and that the two (2) installments due under the Austin Water Agreement shall be applied upon receipt by Lender to the Related Loan.

     2. Substitution of Guaranty. Simultaneously herewith Guarantor shall execute and deliver its guaranty in form and content acceptable to Lender whereby Guarantor unconditionally guarantees the payment and performance of the Loan, and the limited Guaranty now held by Lender shall be returned to Guarantor.

     3. Full Force and Effect. Except as otherwise modified herein or under the terms of the Modification Agreement, the Agreement shall remain in full force and effect.

     4. Definitions. All terms not otherwise defined herein shall have those definitions as contained in the Agreement.
     EXECUTED as of, although not necessarily on, the day and year first above written.

                         COMERICA BANK-TEXAS,
                         a state banking association


                         By:
                         Name:
                         Title:

                         STRATUS 7000 WEST JOINT VENTURE,
                         a Texas joint venture

                         By:Stratus 7000 West, Ltd.,
                            a Texas limited partnership,
                            Its Operating Partner

                            By:STRS L.L.C.,
                               a   Delaware   limited   liability
                               company,
                               Its General Partner

                               By:Stratus Properties Inc.,
                                   a Delaware corporation,
                                   Its Sole Member


                                   By: /s/ William H. Armstrong, III
                                      -------------------------------
                                   Name:  William H. Armstrong, III
                                   Title: Chairman of the Board,
                                           President and Chief
                                            Executive Officer

                         By:Oly Lantana, L.P.,
                            a Texas limited partnership,
                            Its Financial Partner

                            By:Oly Lantana GP, L.L.C.,
                               a    Texas    limited    liability
                               company,
                               Its Sole General Partner


                               By:
                               Name:
                               Title:

STRATUS PROPERTIES OPERATING CO., L.P.,
a Delaware limited partnership

By:STRS L.L.C.,
   a Delaware limited liability company,
   General Partner

   By:Stratus Properties Inc.,
      a Delaware corporation,
      Sole Member


      By:   /s/ William H. Armstrong, III
           -------------------------------
      Name:     William H. Armstrong, III
      Title: Chairman of the Board, President
              and Chief Executive Officer


STRATUS PROPERTIES INC.,
a Delaware corporation,



By:   /s/ William H. Armstrong, III
     -------------------------------
Name:     William H. Armstrong, III
Title: Chairman of the Board, President
         and Chief Executive Officer


STATE OF TEXAS          &
&
COUNTY OF __________    &

The foregoing instrument was ACKNOWLEDGED before me this _____ day of February, 2000, by ____________________________________, the
____________________ of COMERICA BANK-TEXAS, a state banking association, on behalf of said association.


[S E A L]
     Notary Public - State of Texas
My Commission Expires:

_____________________         Printed Name of Notary Public




STATE OF TEXAS      &
                    &
COUNTY OF __________     &

     The foregoing instrument was ACKNOWLEDGED before me this _____ day of February, 2000, by William H. Armstrong, III, Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation and the Sole Member of STRS L.L.C., a Delaware limited liability company and the General Partner of STRATUS 7000 WEST, LTD., a Texas limited partnership and the Operating Partner of STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture, on behalf of said joint venture.


[S E A L]
                              Notary Public - State of Texas
My Commission Expires:

_____________________         Printed Name of Notary Public




STATE OF TEXAS      &
                    &
COUNTY OF __________     &

     The  foregoing  instrument was ACKNOWLEDGED before  me  this
_____        day        of       February,        2000,        by
____________________________________, the ____________________ of
OLY LANTANA GP, L.L.C., a Texas limited liability company and the Sole General Partner of OLY LANTANA, L.P., a Texas limited partnership and the Financial Partner of STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture, on behalf of joint venture.


[S E A L]
                              Notary Public - State of Texas
My Commission Expires:

_____________________         Printed Name of Notary Public





STATE OF TEXAS      &
                    &
COUNTY OF __________     &

     The foregoing instrument was ACKNOWLEDGED before me this _____ day of February, 2000, by William H. Armstrong, III, Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation and the Sole Member of STRS L.L.C., a Delaware limited liability company, the General Partner of STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, on behalf of said limited partnership.


[S E A L]
                              Notary Public - State of Texas
My Commission Expires:

_____________________         Printed Name of Notary Public



STATE OF TEXAS      &
                    &
COUNTY OF __________     &

     The foregoing instrument was ACKNOWLEDGED before me this _____ day of February, 2000, by William H. Armstrong, III, Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.


[S E A L]
                              Notary Public - State of Texas
My Commission Expires:

                              Printed Name of Notary Public



126240.1
145:3134-689